Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Yosen Group, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.    The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.    Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 18, 2013	/s/ Zhenggang Wang
Zhenggang Wang, Chief Executive Officer and Chairman
(Principal Executive Officer)

November 18, 2013	/s/ Weiping Wang
Weiping Wang, Chief Financial Officer
(Principal Financial and Accounting Officer)